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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C  20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported)
                                 March 19, 1997


                           COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                1-644                                  13-1815595
     --------------------------             --------------------------------
      (Commission File Number)              (IRS Employer Identification No.)


     300 Park Avenue New York, NY                         10022
----------------------------------------            ---------------
(Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code (212) 310-2000
                                                          --------------


 Total number of sequentially numbered pages in this filing, including exhibits thereto:____
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Item 5.  OTHER EVENTS.

     On March 19, 1997, the Company announced the completion of the approval process for its previously announced purchase of the Kolynos oral care business by Brazilian antitrust authorities and the entering into of undertakings with Brazilian antitrust authorities relating to previously reported plans on how the Company will operate the acquired business in Brazil over the next several years.

     The full text of the Company's press release relating to the Company's announcement accompanies this report as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

     99.  Press release, dated March 19, 1997.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             COLGATE-PALMOLIVE COMPANY



Date:  March 21, 1997        By:  /s/ Stephen C. Patrick
                                  ----------------------
                                  Stephen C. Patrick
                                  Chief Financial Officer

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